Issuer Free Writing Prospectus, dated April 2, 2014

Filed Pursuant to Rule 433 of the Securities Act of 1933

Relating to the Preliminary Prospectus dated March 13, 2014

Registration No. 333-194523

EXHIBITS

Exhibit Number	Description of Document

1	Material Fact, dated April 2, 2014 (English translation).